Exhibit 10.4

AMENDMENT NO. 1

to the

PHASE FORWARD INCORPORATED

2004 STOCK OPTION AND INCENTIVE PLAN

as Amended and Restated March 2006

     Reference is hereby made to the Phase Forward Incorporated 2004 Stock Option and Incentive Plan as Amended and Restated March 2006 (the “Plan”).

     1. The first two sentences of Section 3(a) of the Plan are deleted in their entirety, and the following two new sentences shall be inserted as a replacement therefor:

 “Subject to adjustment under Section 3(c) and the next sentence, the aggregate number of shares of Common Stock of the Company (the “Common Stock “) that may be issued pursuant to the Plan is 3,500,000 shares.  Subject to stockholder approval, the number of shares of Common Stock that may be issued pursuant to the Plan shall be increased from 3,500,000 shares to 3,981,505 shares.”

     2. Except as amended hereby, the Plan shall be unchanged and remain in full force and effect.

Approved by the Board of
Directors March 30, 2007

Approved by the Stockholders
of the Corporation May 2, 2007